UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2022, Community Bank System, Inc. (the “Company”) held its Annual Meeting in Albany, New York. At the Annual Meeting, the Company’s shareholders (i) elected 13 directors, each for a one-year term, (ii) approved on an advisory basis the Company’s executive compensation as set forth in the proxy statement, (iii) approved the Community Bank System, Inc. 2022 Long-Term Incentive Plan, as amended, and (iv) ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022. The Company is pleased to report that its shareholders supported the advisory “say on pay” vote with 96% of the shares cast at the meeting voting in favor of the say on pay proposal.

1.       The Company’s shareholders elected 13 individuals to the Board to serve one-year terms, with each of the directors receiving over 95% of the votes cast at the meeting in favor of his or her election, as set forth below:

Name of Director	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Brian R. Ace	38,999,854	1,869,262	225,262	5,046,386
Mark J. Bolus	40,445,903	305,504	342,971	5,046,386
Jeffrey L. Davis	39,202,294	1,115,346	776,738	5,046,386
Neil E. Fesette	39,796,498	1,063,805	234,075	5,046,386
Jeffery J. Knauss	40,671,646	214,065	208,667	5,046,386
Kerrie D. MacPherson	40,687,241	225,584	181,553	5,046,386
John Parente	40,609,317	138,059	347,002	5,046,386
Raymond C. Pecor, III	40,767,916	150,635	175,827	5,046,386
Susan E. Skerritt	40,247,368	621,259	225,751	5,046,386
Sally A. Steele	39,538,159	1,273,717	282,502	5,046,386
Eric E. Stickels	40,204,279	720,743	169,356	5,046,386
Mark E. Tryniski	40,551,197	199,252	343,929	5,046,386
John F. Whipple, Jr.	39,734,292	1,125,454	234,632	5,046,386

2.       The Company’s shareholders approved, on a non-binding advisory vote, our executive compensation programs, as described in the proxy statement, as set forth below:

For	Against	Abstain	Broker Non-Votes
39,525,686	1,279,377	289,315	5,046,386

3.       The Company’s shareholders approved the Community Bank System, Inc. 2022 Long-Term Incentive Plan, as amended, as set forth below:

For	Against	Abstain	Broker Non-Votes
39,940,467	893,893	260,018	5,046,386

4.       The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 as set forth below:

For	Against	Abstain
45,464,186	625,056	51,522

Item 8.01	Other Events

On May 18, 2022, the Company issued a press release announcing the results of its Annual Meeting and the approval by the Board of Directors of a regular quarterly dividend of $0.43 per share payable on July 11, 2022, to shareholders of record as of June 15, 2022.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 18, 2022

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

	By:	/s/ George J. Getman
	Name:	George J. Getman
	Title:	Executive Vice President and General Counsel

Dated: May 20, 2022